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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report : August 21, 2003
               (Date of earliest event reported): August 20, 2003


                         GulfTerra Energy Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-11680                76-0396023
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)         Identification No.)


                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of Principal Executive Offices) (Zip Code)




       Registrant's telephone number, including area code: (832) 676-4853


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         This Current Report on Form 8-K is being filed for the purpose of filing exhibits to our Registration Statement on Form S-3 (Reg. No. 333-81772).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         Each exhibit identified below is filed as part of this report.


Exhibit No.     Description
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5.A             Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. as to the
                legality of the securities being offered.

23.A            Consent of Netherland, Sewell & Associates, Inc.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GULFTERRA ENERGY PARTNERS, L.P.,


Date:  August 21, 2003                    By: /s/ KATHY A. WELCH
                                             -----------------------
                                             Kathy A. Welch
                                             Vice President and Controller

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                                  EXHIBIT INDEX


         Each exhibit identified below is filed as part of this report.


Exhibit No.     Description
-----------     ----------------------------------------------------------------
5.A             Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. as to the
                legality of the securities being offered.

23.A            Consent of Netherland, Sewell & Associates, Inc.